As filed with the Securities and Exchange Commission on September 5, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

P.O. Box 23791, San Jose, CA 95153
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
P.O. Box 23791, San Jose, CA 95153
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2013

Item 1. Report to Stockholders.

Annual Report

MASTERS 100 FUND

June 30, 2013

MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholder:

With the economies of the U.S. and Europe showing signs of strength it is time to reevaluate our exposure to the market. For the past year, we have had a defensive posture in order protect our downside until we could see economic growth in the private sector instead of growth due to increases in government spending.

Government spending, after all, is a political decision (which can change quickly) and there has been some doubt about whether government spending would be reduced before the economy rebounded.

The cost of being defensive to protect the downside is underperformance if the market is strong, and the market has been strong this year. In the past 6 months, the S&P 500 is up 13.82%, while the fund is up only 3.53%.

With the private sector of the economy showing signs of strength, and unemployment coming down, the probability of a market crash has been greatly reduced. Consequently, I have rebalanced the portfolio to give greater weight to the more fully-invested managers in our stable.

I used to believe that people investing for the long term could feel comfortable staying fully invested all of the time. However, after witnessing two market crashes since 2000, and hearing from many shareholders that they could not survive another crash, I have been perhaps overly cautious about being fully invested.

We missed a good portion of a rally driven by the first signs of an economic recovery.  However, given the historic amount of fiscal and monetary stimulus that has been to the economies of both the U.S. and Europe, it is my view that the recovery has a long way to go.

Returns assume reinvestment of dividends and distributions. Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit: http://www.masters100fund.com/ or call 888-884-8482. The Fund’s total expense ratio was 2.04% (including 1.95% paid to the adviser, and 0.09% for acquired fund fees and expenses) as of October 28, 2012.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

1 - Annual Report

	QUARTER
As of 6/30/2013	9/30/12	12/31/12	3/31/13	6/30/13
MASTERS 100 FUND	2.41%	-8.55%	8.31%	-4.42%
MARKET INDICES
DJIA	5.02%	-1.74%	11.93%	2.92%
S&P 500	6.35%	-0.38%	10.61%	2.91%
NASDAQ	6.54%	-2.47%	8.51%	4.52%

	CUMULATIVE
As of 6/30/13	1 YEAR	3 YEAR	5 YEAR	10 YEAR	INCEPT*
MASTERS 100 FUND	-3.03%	21.02%	-24.46%	25.55%	38.80%
MARKET INDICES
DJIA	18.87%	65.25%	51.35%	114.24%	111.47%
S&P 500	20.60%	66.20%	40.33%	102.25%	83.75%
NASDAQ	17.83%	67.58%	57.27%	133.44%	70.90%

	ANNUALIZED
As of 6/30/13	1 YEAR	3 YEAR	5 YEAR	10 YEAR	INCEPT*
MASTERS 100 FUND	-3.03%	6.57%	-5.46%	2.30%	2.85%
MARKET INDICES
DJIA	18.87%	18.23%	8.64%	7.92%	6.64%
S&P 500	20.60%	18.45%	7.01%	7.30%	5.36%
NASDAQ	17.83%	18.80%	9.48%	8.84%	4.70%

*	The inception date for the Masters 100 Fund was November 5, 2001.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://funds.marketocracy.com/mof/index.html. The Fund’s total expense ratio was 2.04% (including 1.95% paid to the adviser and 0.09% for acquired fund fees and expenses) as of October 28, 2012.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is  rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

2 - Annual Report

MASTERS 100 FUND

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://mcm.marketocracy.com/_mcmmedia/pdf/mof/M100_Prospectus.pdf. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use:  August 29, 2013

3 - Annual Report

Fund Holdings by Sector* (Unaudited)

*	Percent of Total Net Assets.
**	Net of Cash Equivalents and liabilities in excess of other assets.

Growth of $10,000

4 - Annual Report

MASTERS 100 FUND

Shareholder Expense Example

As a shareholder of the Masters 100 Fund (the “Fund”), you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

5 - Annual Report

Actual Returns vs. Hypothetical Returns
Six Months Ended June 30, 2013

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	January 1, 2013 to
	January 1, 2013	June 30, 2013	June 30, 2013
Actual	$ 1,000.00	$1,035.30	$ 9.84

Hypothetical (5% return per
year before expenses)	$ 1,000.00	$1,015.12	$ 9.74

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6 - Annual Report

MASTERS 100 FUND

Financial Statements as of
June 30, 2013

•	Portfolio of Investments
•	Statement of Assets and Liabilities
•	Statement of Operations
•	Statements of Changes in Net Assets
•	Financial Highlights
•	Notes to the Financial Statements
•	Report of Independent Registered
Public Accounting Firm
•	Trustees & Officers

7 - Annual Report

Portfolio of Investments
June 30, 2013

		Shares	Market Value
COMMON STOCKS - 92.5%			$7,215,408
(Cost $6,761,402)

ACCOMMODATION & FOOD SERVICES - 0.2%			12,070
RUTH	RUTHS HOSPITALITY GROUP, INC.	1,000	12,070

ADMINISTRATIVE SUPPORT - 0.3%			23,366
WNS	WNS HOLDINGS, LTD. - ADR*	1,400	23,366

AGRICULTURE, FORESTRY, FISHING & HUNTING - 0.4%			32,868
PPC	PILGRIM’S PRIDE CORP.*	2,200	32,868

CONSTRUCTION - 0.2%			17,280
XIN	XINYUAN REAL ESTATE CO., LTD. - ADR	4,000	17,280

EDUCATIONAL SERVICES - 0.3%			24,990
CPLA	CAPELLA EDUCATION CO.*	600	24,990

FINANCE & INSURANCE - 15.0%			1,168,437
PVD	ADMINISTRADORA DE FONDOS DE PENSIONES
	PROVIDA S.A. - ADR	200	17,060
AIG	AMERICAN INTERNATIONAL GROUP, INC.*	6,000	268,200
ASI	AMERICAN SAFETY INSURANCE HOLDINGS, LTD.*	400	11,580
BAC	BANK OF AMERICA CORP.	3,600	46,296
BRK/B	BERKSHIRE HATHAWAY, INC. - CLASS B*	800	89,536
BOFI	BOFI HOLDING, INC.*	400	18,328
CSWC	CAPITAL SOUTHWEST CORP.	200	27,566
CLMS	CALAMOS ASSET MANAGEMENT, INC. - CLASS A	2,800	29,400
CI	CIGNA CORP.	1,400	101,486
DHIL	DIAMOND HILL INVESTMENT GROUP, INC.	600	51,030
FAF	FIRST AMERICAN FINANCIAL CORP.	1,200	26,448
GNW	GENWORTH FINANCIAL, INC.*	4,400	50,204
GCA	GLOBAL CASH ACCESS HOLDINGS, INC.*	2,600	16,276
HIG	HARTFORD FINANCIAL SERVICES GROUP, INC.	2,600	80,392
HCI	HCI GROUP, INC.	600	18,432
HBAN	HUNTINGTON BANCSHARES, INC.	5,000	39,400
JPM	JPMORGAN CHASE & CO.	800	42,232
MBI	MBIA, INC.*	2,000	26,620
MET	METLIFE, INC.	1,000	45,760
MS	MORGAN STANLEY	1,200	29,316
NFP	NATIONAL FINANCIAL PARTNERS CORP.*	800	20,248
SNFCA	SECURITY NATIONAL FINANCIAL CORP. - CLASS A*	2,435	14,415
STC	STEWART INFORMATION SERVICES CORP.	1,200	31,428
TMK	TORCHMARK CORP.	200	13,028
VPFG	VIEWPOINT FINANCIAL GROUP, INC.	600	12,486
WFC	WELLS FARGO & CO.	1,000	41,270

The accompanying notes are an integral part of these financial statements.

8 - Annual Report

MASTERS 100 FUND

HEALTH CARE & SOCIAL ASSISTANCE - 19.7%			1,538,502
DEPO	DEPOMED, INC.*	96,841	543,278
DVCR	DIVERSICARE HEALTHCARE SERVICES, INC.	2,198	9,891
EXAM	EXAMWORKS GROUP, INC.*	600	12,738
FHCO	FEMALE HEALTH CO. (THE)	2,200	21,692
HITK	HI-TECH PHARMACAL CO., INC.	600	19,920
IMUC	IMMUNOCELLULAR THERAPEUTICS, LTD.*	144,686	280,691
MGLN	MAGELLAN HEALTH SERVICES, INC.*	200	11,216
NKTR	NEKTAR THERAPEUTICS*	23,500	271,425
NBIX	NEUROCINE BIOSCIENCES, INC.*	1,800	24,084
PSTI	PLURISTEM THERAPEUTICS, INC.*	4,900	14,994
PRAN	PRANA BIOTECHNOLOGY, LTD. - ADR*	87,022	201,891
TRIB	TRINITY BIOTECH PLC - ADR	5,800	97,730
USNA	USANA HEALTH SCIENCES, INC.*	400	28,952

INFORMATION - 20.3%			1,583,792
EGHT	8X8, INC.*	2,200	18,128
ANSS	ANSYS, INC.*	400	29,240
AAPL	APPLE, INC.	1,800	712,944
BCOR	BLUCORA, INC.*	7,800	144,612
BRCD	BROCADE COMMUNICATIONS SYSTEMS, INC.*	5,200	29,952
CAMP	CALAMP CORP.*	1,200	17,520
CHKP	CHECK POINT SOFTWARE TECHNOLOGIES, LTD.*	200	9,936
CTXS	CITRIX SYSTEMS, INC.*	400	24,132
DTV	DIRECTV*	2,600	160,212
DLB	DOLBY LABORATORIES, INC. - CLASS A	400	13,380
MSFT	MICROSOFT CORP.	3,400	117,402
MM	MILLENNIAL MEDIA, INC.*	1,600	13,936
MGAM	MULTIMEDIA GAMES HOLDING CO, INC.*	600	15,642
P	PANDORA MEDIA, INC.*	4,000	73,600
RP	REALPAGE, INC.*	1,000	18,340
RHT	RED HAT, INC.*	200	9,564
BBRY	RESEARCH IN MOTION, LTD.*	1,200	12,564
STRZA	STARZ - CLASS A*	3,200	70,720
VOD	VODAFONE GROUP PLC - ADR	3,200	91,968

MANUFACTURING - 22.8%			1,777,404
ACW	ACCURIDE CORP.*	2,200	11,132
ATVI	ACTIVISION BLIZZARD, INC.	1,400	19,964
ALJ	ALON USA ENERGY, INC.	1,600	23,136
APFC	AMERICAN PACIFIC CORP.*	3,449	97,779
ANAC	ANACOR PHARMACEUTICALS, INC.*	4,000	22,360
APEMY	APERAM	60	649
CECE	CECO ENVIRONMENTAL CORP.	800	9,840
CVX	CHEVRON CORP.	200	23,668
COT	COTT CORP.	2,000	15,620
CREE	CREE, INC.*	200	12,772
CVI	CVR ENERGY, INC.	700	33,180
DOW	DOW CHEMICAL CO. (THE)	400	12,868
XLS	EXELIS, INC.	800	11,032
XOM	EXXON MOBILE CORP.	200	18,070
FMX	FOMENTO ECONOMICO
	MEXICANO SAB DE CV - ADR	200	20,638

The accompanying notes are an integral part of these financial statements.

9 - Annual Report

GY	GENCORP, INC.*	1,200	19,512
GE	GENERAL ELECTRIC CO.	1,200	27,828
GM	GENERAL MOTORS CO.*	800	26,648
HALO	HALOZYME THERAPEUTICS, INC.*	7,000	55,580
HEI	HEICO CORP.	200	10,074
HPQ	HEWLETT-PACKARD CO.	1,200	29,760
HYGS	HYDROGENICS CORP.*	1,400	19,530
HY	HYSTER-YALE MATERIALS HANDLING, INC.	400	25,116
ITW	ILLINOIS TOOL WORKS, INC.	400	27,668
INTC	INTEL CORP.	1,000	24,220
IPAR	INTER PARFUMS, INC.	400	11,408
JNJ	JOHNSON & JOHNSON	400	34,344
LSI	LSI CORP.*	1,800	12,852
MERC	MERCER INTERNATIONAL, INC.*	3,200	20,864
MEOH	METHANEX CORP.	1,200	51,348
MU	MICRON TECHNOLOGY, INC.*	1,400	20,062
MHK	MOHAWK INDUSTRIES, INC.*	200	22,498
MNST	MONSTER BEVERAGE CORP.*	800	48,616
NRTLQ	NORTEL NETWORKS CORP.* (1)	12	0
PSX	PHILLIPS 66	1,000	58,910
QCOR	QUESTCOR PHARMACEUTICALS, INC.	400	18,184
STJ	ST. JUDE MEDICAL, INC.	16,800	766,584
SWK	STANLEY BLACK & DECKER, INC.	200	15,460
RGR	STURM, RUGER & CO., INC.	400	19,216
TSO	TESORO CORP.	1,100	57,552
VLO	VALERO ENERGY CORP.	600	20,862

MINING, QUARRYING, & OIL & GAS EXTRACTION - 3.4%			261,190
GTE	GRAN TIERRA ENERGY, INC.*	2,200	13,222
HAL	HALLIBURTON CO.	400	16,688
MPC	MARATHON PETROLEUM CORP.	2,000	142,120
NEM	NEWMONT MINING CORP.	1,400	41,930
NES	NUVERRA ENVIRONMENTAL SOLUTIONS, INC.*	4,800	13,920
OXY	OCCIDENTAL PETROLEUM CORP.	200	17,846
RRC	RANGE RESOURCES CORP.	200	15,464

OTHER SERVICES - 0.1%			10,572
STNR	STEINER LEISURE, LTD.*	200	10,572

PROFESSIONAL, SCIENTIFIC, & TECHNICAL SERVICES - 1.1%			88,614
CDXS	CODEXIS, INC.*	5,400	11,934
CTSH	COGNIZANT TECHNOLOGY
	SOLUTIONS CORP. - CLASS A*	200	12,522
G	GENPACT, LTD.	800	15,392
GRVY	GRAVITY CO., LTD. - ADR*	10,700	11,984
ICLR	ICON PLC*	600	21,258
SWI	SOLARWINDS, INC.*	400	15,524

RETAIL TRADE - 4.0%			311,520
CHS	CHICO’S FAS, INC.	1,000	17,060
COH	COACH, INC.	1,400	79,926
CONN	CONN’S, INC.*	200	10,352
CVS	CVS CAREMARK CORP.	400	22,872

The accompanying notes are an integral part of these financial statements.

10 - Annual Report

MASTERS 100 FUND

GCO	GENESCO, INC.*	200	13,398
PSMT	PRICESMART, INC.	200	17,526
RAD	RITE AID CORP.*	10,200	29,172
SWY	SAFEWAY, INC.	1,000	23,660
SAH	SONIC AUTOMOTIVE, INC.- CLASS A	2,600	54,964
TJX	TJX COS., INC.	200	10,012
WAG	WALGREEN CO.	400	17,680
WMT	WAL-MART STORES, INC.	200	14,898

TRANSPORTATION & WAREHOUSING - 4.3%			334,035
DAL	DELTA AIR LINES, INC.*	2,200	41,162
ASR	GRUPO AEROPORTUARIO DEL
	SURESTE SAB DE CV - ADR	300	33,372
GSH	GUANGSHEN RAILWAY CO., LTD. - ADR	1,000	20,080
KSU	KANSAS CITY SOUTHERN	200	21,192
RJET	REPUBLIC AIRWAYS HOLDINGS, INC.*	2,600	29,458
SFL	SHIP FINANCE INTERNATIONAL, LTD.	15	223
SKYW	SKYWEST, INC.	3,400	46,036
UNP	UNION PACIFIC CORP.	200	30,856
LCC	US AIRWAYS GROUP, INC.*	6,800	111,656

UTILITIES - 0.2%			11,590
NFG	NATIONAL FUEL GAS CO.	200	11,590

WHOLESALE TRADE - 0.2%			19,178
CST	CST BRANDS, INC.*	222	6,840
ESRX	EXPRESS SCRIPTS HOLDING CO.*	200	12,338

PREFERRED STOCKS - 0.2%			14,940
(Cost $13,578)

MANUFACTURING - 0.2%			14,940
ABV	CIA DE BEBIDAS DAS AMERICAS - ADR	400	14,940

PARTNERSHIPS & TRUSTS - 2.0%			155,242
(Cost $143,630)

FINANCE & INSURANCE - 0.9%			67,789
PEI	PENNSYLVANIA REAL ESTATE
	INVESTMENT TRUST	2,400	45,312
PCC	PMC COMMERCIAL TRUST	2,700	22,194
TELOZ	TEL OFFSHORE TRUST*	90	283

REAL ESTATE & RENTAL & LEASING - 0.8%			62,025
AVB	AVALONBAY COMMUNITIES, INC.	3	405
UMH	UMH PROPERTIES, INC.	6,000	61,620

RETAIL TRADE - 0.3%			25,428
SGU	STAR GAS PARTNERS, L.P.	5,200	25,428

The accompanying notes are an integral part of these financial statements.

11 - Annual Report

INVESTMENT COMPANIES - 3.7%			289,132
(Cost $284,122)
ERX	DIREXION DAILY ENERGY BULL 3X SHARES*	800	49,832
TZA	DIREXION DAILY SMALL CAP BEAR 3X SHARES*	400	12,744
GDXJ	MARKET VECTORS JUNIOR GOLD MINERS ETF	2,000	18,320
SQQQ	PROSHARES ULTRAPRO SHORT QQQ*	400	11,512
SRS	PROSHARES ULTRASHORT REAL ESTATE*	600	12,732
YCS	PROSHARES ULTRASHORT YEN*	2,000	128,160
XIV	VELOCITYSHARES DAILY INVERSE
	VIX SHORT TERM ETN*	2,800	55,832
SHORT-TERM INVESTMENTS - 6.6%			516,515
(Cost $516,515)
HMDXX	HIGHMARK DIVERSIFIED MONEY
	MARKET FUND, 0.02%	516,515	516,515

TOTAL INVESTMENT SECURITIES - 105.0%		8,191,237
(Cost $7,719,247)

LIABILITIES IN EXCESS OF OTHER ASSETS - (5.0%)			(387,350)
NET ASSETS - 100.0%			$7,803,887

ADR - American Depository Receipt
*	Non-income producing security.
^	Seven-day yield as of June 30, 2013.
1	Market value of security is less than $1.

The accompanying notes are an integral part of these financial statements.

12 - Annual Report

MASTERS 100 FUND

Statement of Assets and Liabilities
June 30, 2013

ASSETS
Investment securities:
At acquisition cost	$7,719,247
At market value (Note 2)	$8,191,237
Interest and dividends receivable	9,520
Receivable for portfolio investments sold	57,902
TOTAL ASSETS	8,258,659

LIABILITIES
Payable for portfolio investments purchased	441,198
Accrued investment advisory fee	10,584
Accrued administrative fee	2,990
TOTAL LIABILITIES	454,772

NET ASSETS	$7,803,887
Net assets consist of:
Paid in capital	$16,897,045
Accumulated net investment loss	(4,767)
Accumulated net realized loss from security transactions	(9,560,381)
Net unrealized appreciation of investments	471,990
Net assets	$7,803,887

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	858,924

Net asset value, offering price and redemption
price per share (Note 2)	$9.09

The accompanying notes are an integral part of these financial statements.

13 - Annual Report

Statement of Operations
Year Ended June 30, 2013

INVESTMENT INCOME
Dividends (net of withholding tax $1,647)	$130,922
Interest	97
TOTAL INVESTMENT INCOME	131,019

EXPENSES
Investment advisory fees (Note 4)	135,571
Administrative fees (Note 4)	40,671
TOTAL EXPENSES	176,242

NET INVESTMENT LOSS	(45,223)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
AND FOREIGN CURRENCY
Net realized gain on investments	170,504
Capital gain distributions from
other investment companies	424
Net change in unrealized
appreciation/depreciation of investments	(401,555)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY	(230,627)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(275,850)

The accompanying notes are an integral part of these financial statements.

14 - Annual Report

MASTERS 100 FUND
Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	6/30/13	6/30/12
FROM OPERATIONS:
Net investment loss	$(45,223)	$(65,653)
Net realized gain (loss) from investments sold	170,504	(742,456)
Capital gain distributions from
other investment companies	424	—
Net change in unrealized
appreciation/depreciation on investments	(401,555)	481,608
Net increase (decrease) in net assets
resulting from operations	(275,850)	(326,501)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(148,095)	(423,209)
Decrease in net assets from
distributions to shareholders	(148,095)	(423,209)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	68,469	81,596
Net asset value of shares issued to shareholders
in reinvestment of distributions	146,334	414,032
Payments of shares redeemed	(1,968,326)	(2,918,299)
Net decrease in net assets
from capital share transactions	(1,753,523)	(2,422,671)

TOTAL DECREASE IN NET ASSETS	(2,177,468)	(3,172,381)

NET ASSETS:
Beginning of year	9,981,355	13,153,736
End of year	$7,803,887	$9,981,355
Undistributed Net Investment Income (Loss)	$(4,767)	$38,100

Capital Share Activity
Shares sold	7,221	8,875
Shares issued in reinvestment of
distributions to shareholders	16,332	47,755
Shares redeemed	(211,643)	(311,636)
Net decrease in shares outstanding	(188,090)	(255,006)
Shares outstanding, beginning of year	1,047,014	1,302,020
Shares outstanding, end of year	858,924	1,047,014

The accompanying notes are an integral part of these financial statements.

15 - Annual Report

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/13	6/30/12	6/30/11	6/30/10	6/30/09
Net asset value at
beginning of year	$9.53	$10.10	$7.96	$7.71	$13.56

Income from Investment Operations:
Net investment income (loss)	(0.05)*	(0.06)*	(0.09)*	(0.07)	0.13
Net realized and unrealized
gain (loss) on investments	(0.24)	(0.16)	2.25	0.39	(5.66)
Total from investment operations	(0.29)	(0.22)	2.16	0.32	(5.53)

Less distributions from:
Net Investment Income	(0.15)	(0.35)	(0.02)	(0.07)	—
Realized gains	—	—	—	—	(0.32)
Total distributions	(0.15)	—	(0.02)	(0.07)	(0.32)

Payments by affiliates	—	—	—	— (a)	—

Net asset value at end of year	$9.09	$9.53	$10.10	$7.96	$7.71

Total Return	(3.03)%	(1.82)%	27.12%	4.02%	(39.99)%

Net assets at end of year (millions)	$7.8	$10.0	$13.2	$15.4	$17.7

Ratio of expenses to
average net assets:	1.95%	1.95%	1.81%	1.95%	1.95%
Ratio of net investment
income (loss) to
average net assets:	(0.50)%	(0.59)%	(0.76)%	(0.74)%	1.45%
Portfolio turnover rate	615%	765%	472%	302%	248%

(a)	Less than $0.01 per share.
*	Calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

16 - Annual Report

MASTERS 100 FUND

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013

1. Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index®”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities when the Fund does not receive market quotations for those securities or, in some limited cases, receives market quotations for the securities that the Fund does not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges.  With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

17 - Annual Report

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.  At June 30, 2013, the Fund held securities of 157 issuers across all 16 sectors represented by the North American Industry Classification System (“NAICS”).  Thus, erroneous fair values of one or even several securities are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges.  Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest.  Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary adjustments.  As of June 30, 2013 the Fund did not hold fair valued securities.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

The Fund has adopted financial reporting rules that require an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  These financial reporting rules also require enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These financial reporting rules also require the Fund to classify its securities based on valuation method, using the following levels:

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

18 - Annual Report

MASTERS 100 FUND

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stock^	$7,241,119	$—	$—	$7,241,119
Partnerships & Trusts^	129,531	—	—	129,531
Preferred Stock^	14,940	—	—	14,940
Investment Companies	289,132	—	—	289,132
Cash Equivalents	516,515	—	—	516,515
Total Investments in Securities	$8,191,237	$—	$—	$8,191,237

^	See Portfolio of Investments for industry detail.

The Fund did not have transfers into or out of Level 1, 2 or 3.

Recent Accounting Pronouncement
In December 2011, Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-1 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Fund is currently evaluating the impact ASU No. 2011-11 will have on the financial statement disclosures.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

19 - Annual Report

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  As of June 30, 2013, the Fund had post-October losses of $666,555.  At June 30, 2013, the Fund has estimated capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$2,187,132	$—	$2,187,132	6/30/2017
6,513,544	—	6,513,544	6/30/2018
117,778	—	117,778	Non-Expiring
$8,818,454	$—	$8,818,454

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years 2010-2012, or expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and California State and Delaware State; however the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Reclassification of Capital Accounts
The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.  For the year ended June 30, 2013, the Fund decreased paid-in-capital by $132,100 increased accumulated net realized losses by $18,351 and decreased accumulated net investment loss by $150,451.

Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

20 - Annual Report

MASTERS 100 FUND
3. Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the fiscal year ended June 30, 2013 are summarized below:

Purchases	$51,441,006
Sales	$52,659,064

There were no purchases or sales of long-term U.S. Government securities.

4. Investment Advisory and Administration Agreements

Advisory Fees – The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”).  The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses (exclusive of certain items, including acquired fund fees and expenses) will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the year ended June 30, 2013, the Fund incurred $135,571 in advisory fees.

Administration Fees – The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”).  Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion

21 - Annual Report

and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).  For the year ended June 30, 2013, the Fund incurred administration fees of $40,671.

MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays the Transfer Agent’s fees for these services.

5. Distributions to Shareholders

On November 29, 2012, an ordinary income distribution of $0.15 per share was declared for the Fund.  The distribution was paid to shareholders of record on November 30, 2012.

The tax character of the distributions paid for the fiscal year ended June 30, 2013 and June 30, 2012 were as follows:

	June 30, 2013	June 30, 2012
Distributions paid from:
Ordinary income	$148,095	$423,209
	$148,095	$423,209

At June 30, 2013, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Masters 100 Fund

Unrealized appreciation	$532,995
Unrealized depreciation	(141,144)
Net unrealized appreciation on investments	$391,851

At June 30, 2013 the cost of investments for federal income tax purposes was $7,799,386.

At June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$—
Capital loss carryforward (Note 2)	(8,818,454)
Accumulated losses on investments	(666,555)
Unrealized appreciation	391,851
$(9,093,158)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, investments in passive foreign investments companies and post-October losses.

22 - Annual Report

MASTERS 100 FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Marketocracy Funds and
Shareholders of Masters 100 Fund

We have audited the accompanying statement of assets and liabilities of Masters 100 Fund (the “Fund”), a series of Marketocracy Funds, including the portfolio of investments, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Masters 100 Fund as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 16, 2013

23 - Annual Report

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and officers of the Fund is set forth below.  The Trust’s Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-888-884-8482.

Independent Trustees

Name and Address	Age	Position, Term, and Length of Time Served

Ashley E. Boren	52	Trustee since August 2004
P.O. Box 23791
San Jose, CA 95153

Thomas M. Shannon	60	Trustee, Chairman of Board since 2011
P.O. Box 23791
San Jose, CA 95153

Interested Trustees and Officers

Name and Address	Age	Position, Term, and Length of Time Served

*Kendrick W. Kam	53	Trustee, President and Treasurer since
P.O. Box 23791		December 1999
San Jose, CA 95153

Wendy M. Barron	35	Secretary since May 2013
2020 E. Financial Way
Suite 100
Glendora, CA 91741

24 - Annual Report

MASTERS 100 FUND

Independent Trustees
	Number of portfolios	Other Trusteeship/ Directorship held
Principal Occupation during the Past Five Years	overseen by Trustee	by Trustee

Executive Director, Sustainable	1	None
Conservation, a non-profit
environmental organization
(1997 – Present)

President, Enshallah, Inc., a real estate	1	None
development and brokerage firm
(1996 – Present)

Interested Trustees and Officers
	Number of portfolios	Other Trusteeship/ Directorship held
Principal Occupation during the Past Five Years	overseen by Trustee	by Trustee

President, Marketocracy, Inc.	1	None
(1999 – Present), President and
Vice President, Marketocracy
Capital Management LLC
(2000 to Present)

Compliance Officer, U.S.	N/A	N/A
Bancorp Fund Services, LLC
(2008 – Present)

25 - Annual Report

Privacy Notice
Marketocracy Funds

The Fund collects non-public personal information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us verbally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

26 - Annual Report

MASTERS 100 FUND

(This Page Intentionally Left Blank.)

27 - Annual Report

Federal Tax Information (Unaudited)

For the fiscal year ended June 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 83.72%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2013, was 45.29%.

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q.  Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482.  Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information (“SAI”) on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents (Unaudited)

Only one prospectus, annual and semi-annual report will be sent to shareholders with the same last name and address on their Marketocracy accounts, unless you request multiple copies.  If you would like to receive separate copies, please call us at 1-888-884-8482.  We will begin sending your additional copies free of charge within thirty (30) days.  If your shares are held through a financial institution, please contact them directly.

28 - Annual Report

MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
P. O. Box 23791
San Jose, CA 95153

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds.  To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.  The registrant’s portfolio consists primarily of liquid securities traded on domestic exchanges or in the over-the-counter market.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2013	FYE 6/30/2012
Audit Fees	$20,400	$20,400
Audit-Related Fees	-	-
Tax Fees	$3,700	$3,700
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2013	FYE 6/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2013	FYE 6/30/2012
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Marketocracy Masters 100 Fund

By               /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date      September 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By               /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date      September 4, 2013